Exhibit 99.2

VEREIT

Quarterly Supplemental Information
Second Quarter 2016

TSC
TRACTOR SUPPLY CO
Walgreens
PHARMACY
THE HOME DEPOT
Walmart

Disciplined. Transparent. Consistent.

www.VEREIT.com
2325 East Camelback Road, Suite 1100 :: Phoenix, Arizona 85016
©2016 VEREIT, Inc.

Q2 2016 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
June 30, 2016

See the Definitions section for a description of the Company's non-GAAP and other financial measures.

Q2 2016 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended June 30, 2016, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. Certain balances have been reclassified to conform with the current period’s presentation. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the three months ended June 30, 2016, March 31, 2016, September 30, 2015, and June 30, 2015.

Forward-Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2016 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; risks associated with pending government investigations related to the Audit Committee Investigation and related litigations; the inability of Cole Capital to regain its prior level of capital raise; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.

Q2 2016 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

VEREIT is a full service real estate operating company that operates through two business segments, its real estate investment ("REI") segment and its investment management segment, Cole Capital® ("Cole Capital"). Through its REI segment, the Company owns and actively manages a diversified portfolio of retail, restaurant, office and industrial real estate properties primarily subject to long-term net leases with creditworthy tenants. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At June 30, 2016, approximately 42.7% of the Company's Annualized Rental Income was earned from Investment-Grade Tenants, Economic Occupancy was 97.7% and the weighted-average lease term was 10.2 years. Cole Capital is contractually responsible for raising capital for, managing the affairs of and identifying and making acquisitions and investments on behalf of non-traded REITs (the "Cole REITs") and other real estate programs sponsored by Cole Capital on a day-to-day basis. The Company receives compensation and reimbursement for services relating to the Cole REITs and other real estate programs' offerings and the investment, management, financing and disposition of their respective assets, as applicable. Cole Capital allows the Company to generate earnings without the corresponding need to invest capital in that business or incur balance sheet debt in order to fund or expand operations. Cole Capital also develops new REIT offerings and coordinates receipt of regulatory approvals from the SEC, the Financial Industry Regulatory Authority, Inc. and various blue sky jurisdictions for such offerings. At the appropriate time, Cole Capital recommends to each of the Cole REIT's respective board of directors an approach for providing investors with liquidity.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 4

Q2 2016 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	Bruce D. Frank, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	David B. Henry, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Mark S. Ordan, Independent Director

William C. Miller, Executive Vice President and Investment Management	Eugene A. Pinover, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Julie G. Richardson, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 5

Q2 2016 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except per share amounts)

	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015
Consolidated Financial Results
Revenue	$371,019	$369,020	$383,374	$384,954	$393,721
Net income (loss)	$3,233	$(116,080)	$(192,231)	$8,141	$(108,709)
Net loss attributable to common stockholders per diluted share	$(0.02)	$(0.15)	$(0.23)	$(0.01)	$(0.14)
Normalized EBITDA	$283,060	$288,607	$286,674	$301,772	$309,306
FFO attributable to common stockholders and limited partners	$184,174	$196,229	$4,623	$191,562	$193,951
FFO attributable to common stockholders and limited partners per diluted share	$0.198	$0.211	$0.005	$0.206	$0.209
AFFO attributable to common stockholders and limited partners	$180,107	$192,675	$183,157	$196,428	$202,338
AFFO attributable to common stockholders and limited partners per diluted share	$0.193	$0.207	$0.197	$0.211	$0.218
Dividends declared per common share	$0.1375	$0.1375	$0.1375	$0.1375	$—

Real Estate Investments
Revenue	$338,533	$337,787	$350,061	$357,408	$367,192
Net income (loss)	$2,167	$(115,534)	$(5,961)	$8,740	$(108,267)
Normalized EBITDA	$274,683	$282,243	$280,822	$294,743	$303,331
FFO attributable to common stockholders and limited partners	$183,108	$196,775	$190,893	$192,161	$194,393
FFO attributable to common stockholders and limited partners per diluted share	$0.197	$0.212	$0.205	$0.207	$0.209
AFFO attributable to common stockholders and limited partners	$177,599	$185,528	$187,339	$191,419	$195,370
AFFO attributable to common stockholders and limited partners per diluted share	$0.191	$0.198	$0.202	$0.206	$0.210
Properties owned	4,291	4,378	4,435	4,572	4,645
Rentable square feet (in thousands)	98,229	99,015	99,578	100,950	101,836
Economic occupancy rate	97.7%	98.6%	98.6%	98.3%	98.4%
Weighted-average remaining lease term (years)	10.2	10.4	10.6	11.1	11.5
Investment-grade tenants (1)	42.7%	42.1%	42.5%	43.5%	47.4%

Cole Capital
Revenue	$32,486	$31,233	$33,313	$27,546	$26,529
Net income (loss)	$1,066	$(546)	$(186,270)	$(599)	$(442)
Normalized EBITDA	$8,377	$6,364	$5,852	$7,029	$5,975
FFO attributable to common stockholders and limited partners	$1,066	$(546)	$(186,270)	$(599)	$(442)
FFO attributable to common stockholders and limited partners per diluted share	$0.001	$(0.001)	$(0.200)	$(0.001)	$0.000
AFFO attributable to common stockholders and limited partners	$2,508	$7,147	$(4,182)	$5,009	$6,968
AFFO attributable to common stockholders and limited partners per diluted share	$0.003	$0.008	$(0.004)	$0.005	$0.007
Capital raised on behalf of Cole REITs, excluding DRIP	$138,655	$144,620	$116,634	$66,603	$58,236
Purchase price of property acquisitions on behalf of Cole REITs	$211,178	$102,075	$236,398	$315,301	$214,694
Assets Under Management	$7,005,695	$6,827,885	$6,740,911	$6,561,950	$6,286,402
___________________________________

(1)	The weighted-average credit rating of our investment-grade tenants was A- as of June 30, 2016.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q2 2016 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015
Interest Coverage Ratio
Interest expense	$78,998		$77,542		$80,349		$83,140		$88,422
Normalized EBITDA	283,060		288,607		286,674		301,772		309,306
Interest Coverage Ratio	3.58x		3.72x		3.57x		3.63x		3.50x

Fixed Charge Coverage Ratio
Interest expense	$78,998		$77,542		$80,349		$83,140		$88,422
Secured debt principal amortization	5,168		8,449		5,834		6,089		8,520
Dividends attributable to preferred shares	17,973		17,973		17,972		17,974		17,973
Total fixed charges	102,139		103,964		104,155		107,203		114,915
Normalized EBITDA	283,060		288,607		286,674		301,772		309,306
Fixed Charge Coverage Ratio	2.77	x	2.78	x	2.75	x	2.81	x	2.69	x

	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015
Net Debt Ratios
Total Debt	$8,514,700		$7,826,603		$8,083,345		$8,928,412		$9,401,839
Less: cash and cash equivalents	1,029,620		104,450		69,103		171,659		121,651
Net Debt	7,485,080		7,722,153		8,014,242		8,756,753		9,280,188
Normalized EBITDA annualized	1,132,240		1,154,428		1,146,696		1,207,088		1,237,224
Net Debt to Normalized EBITDA annualized ratio	6.61	x	6.69	x	6.99	x	7.25	x	7.50	x

Net Debt	$7,485,080		$7,722,153		$8,014,242		$8,756,753		$9,280,188
Gross Real Estate Investments	16,085,149		16,247,476		16,694,977		17,392,001		17,725,642
Net Debt Leverage Ratio	46.5%		47.5%		48.0%		50.3%		52.4%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$10,585,494		$10,612,483		$10,744,554		$11,085,546		$11,360,689
Gross Real Estate Investments	16,085,149		16,247,476		16,694,977		17,392,001		17,725,642
Unencumbered Asset Ratio	65.8%		65.3%		64.4%		63.7%		64.1%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 7

Q2 2016 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	49.6%

Secured debt	15.3%

Corporate bonds	18.6%

Preferred equity	5.6%

Unsecured term loan	5.3%

Convertible notes	5.3%

Revolving credit facility	0.3%

Fixed vs. Variable Rate Debt

Fixed	84.6%
Swapped to Fixed	14.8%
Variable	0.6%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	June 30, 2016
Diluted shares outstanding			931,205
Stock price			$10.14
Implied Equity Market Capitalization			$9,442,419

Series F Perpetual Preferred (2)		6.70%	$1,070,853

Mortgage notes payable	4.8	5.07%	$2,881,257
Secured term loan	1.5	5.81%	28,443
Total secured debt	4.8	5.08%	$2,909,700

Unsecured term loan (swapped to fixed)	2.0	3.30%	$1,000,000
Revolving credit facility	2.0	2.36%	55,000
Total unsecured credit facility	2.0	3.25%	$1,055,000
3-year corporate bonds	0.6	2.00%	1,300,000
5-year corporate bonds	3.4	3.39%	1,150,000
5-year convertible notes	2.1	3.00%	597,500
7-year convertible notes	4.5	3.75%	402,500
10-year corporate bonds	8.9	4.75%	1,100,000
Total unsecured debt	3.5	3.29%	$5,605,000

Total Debt	3.9	3.90%	$8,514,700

Total Capitalization			$19,027,972
Less: Cash and cash equivalents			1,029,620
Enterprise Value			$17,998,352

Net Debt/Enterprise Value			41.6%
Net Debt/Normalized EBITDA Annualized			6.61	x
Net Debt + Preferred/Normalized EBITDA Annualized			7.56	x
Fixed Charge Coverage Ratio			2.77	x
Liquidity (3)			$3,274,620
___________________________________
(1)Weighted-average interest rate for variable-rate debt represents the interest rate in effect as of June 30, 2016.
(2)Balance represents 42.8 million shares outstanding at June 30, 2016 multiplied by the liquidation preference of $25 per share.
(3)Liquidity represents cash and cash equivalents of $1.0 billion and $2.2 billion available capacity on our revolving credit facility.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 8

Q2 2016 SUPPLEMENTAL INFORMATION

Business Model (unaudited)

$17.4 Billion (1)
Book Value of Total Assets

	Retail (2)	Restaurants (2)
A full-service real estate operating company with investment management capability.	2,044 Properties	1,901 Properties

	Industrial & Distribution (2)	Office (2)
	169 Properties	165 Properties

$7.0 Billion

Assets Under Management

Open Offerings
Cole Capital is a combination of Cole Capital distribution and Cole Capital investment management. Cole Capital investment management is a shared resource model with VEREIT.	CCPT V(3) ● CCIT II(3) ● Income NAV(3)

Closed Offerings
CCPT IV(3) ● TIC & DST(3)

___________________________________

(1)
Includes proceeds from the $1 billion bond offering, net of expenses, that closed June 2, 2016. These proceeds were used to fund the redemption of the $1.3 billion aggregate principal amount of our outstanding 2.0% Senior Notes due 2017 on July 5, 2016.

(2)	Excludes 12 properties that consist of billboards, construction in progress, land, and parking lots.

(3)	Defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q2 2016 SUPPLEMENTAL INFORMATION

Consolidated Balance Sheets (unaudited, in thousands)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets
Real estate investments, at cost:
Land	$2,992,848	$3,058,879	$3,120,653	$3,257,396	$3,351,303
Buildings, fixtures and improvements	10,956,605	11,161,327	11,445,690	11,652,830	11,862,554
Intangible lease assets	2,102,606	2,145,734	2,218,378	2,313,369	2,339,273
Total real estate investments, at cost	16,052,059	16,365,940	16,784,721	17,223,595	17,553,130
Less: accumulated depreciation and amortization	2,029,121	1,865,674	1,778,597	1,595,667	1,401,843
Total real estate investments, net	14,022,938	14,500,266	15,006,124	15,627,928	16,151,287
Investment in unconsolidated entities	22,435	23,445	56,824	57,247	94,502
Investment in direct financing leases, net	43,155	45,611	46,312	49,244	49,801
Investment securities, at fair value	48,347	48,162	53,304	54,455	55,802
Loans held for investment, net	23,297	23,559	24,238	40,002	40,598
Cash and cash equivalents	1,029,620	104,450	69,103	171,659	121,651
Restricted cash	60,837	60,132	59,767	47,775	53,336
Intangible assets, net	37,088	43,327	50,779	127,835	135,340
Rent and tenant receivables and other assets, net	333,124	313,903	303,637	318,001	325,333
Goodwill	1,620,233	1,642,858	1,656,374	1,828,005	1,847,295
Due from affiliates	8,043	11,617	60,633	66,981	53,456
Assets held for sale	159,394	26,282	18,771	247,951	242,701
Total assets	$17,408,511	$16,843,612	$17,405,866	$18,637,083	$19,171,102

Liabilities and Equity
Mortgage notes payable and other debt, net	$2,938,072	$3,029,666	$3,111,985	$3,187,960	$3,470,900
Corporate bonds, net	3,522,297	2,537,699	2,536,333	2,534,977	2,533,628
Convertible debt, net	968,059	965,469	962,894	960,361	957,842
Credit facility	1,045,872	1,269,731	1,448,590	2,097,400	2,286,217
Below-market lease liabilities, net	237,403	245,093	251,692	264,232	298,102
Accounts payable and accrued expenses	163,122	118,970	151,877	164,204	168,877
Deferred rent, derivative and other liabilities	84,486	88,997	87,490	114,343	122,999
Distributions payable	146,695	143,973	140,816	137,647	9,938
Due to affiliates	—	—	230	241	268
Mortgage notes payable associated with assets held for sale	—	—	—	118,493	118,493
Total liabilities	9,106,006	8,399,598	8,691,907	9,579,858	9,967,264

Series F preferred stock	428	428	428	428	428
Common stock	9,048	9,048	9,049	9,050	9,051
Additional paid-in capital	11,934,864	11,932,859	11,931,768	11,928,184	11,924,547
Accumulated other comprehensive (loss) income	(12,297)	(11,345)	(2,025)	(9,806)	(1,928)
Accumulated deficit	(3,810,341)	(3,671,050)	(3,415,233)	(3,085,906)	(2,951,019)
Total stockholders' equity	8,121,702	8,259,940	8,523,987	8,841,950	8,981,079
Non-controlling interests	180,803	184,074	189,972	215,275	222,759
Total equity	8,302,505	8,444,014	8,713,959	9,057,225	9,203,838
Total liabilities and equity	$17,408,511	$16,843,612	$17,405,866	$18,637,083	$19,171,102

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q2 2016 SUPPLEMENTAL INFORMATION

Consolidated Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenues:
Rental income	$311,352	$313,971	$322,079	$333,766	$341,183
Direct financing lease income	535	569	623	659	697
Operating expense reimbursements	26,646	23,247	27,359	22,983	25,312
Cole Capital revenue	32,486	31,233	33,313	27,546	26,529
Total revenues	371,019	369,020	383,374	384,954	393,721
Operating expenses:
Cole Capital reallowed fees and commissions	6,975	8,068	6,558	3,896	3,710
Acquisition related	41	242	734	1,764	1,563
Litigation and other non-routine costs, net of insurance recoveries	2,917	(5,175)	(7,691)	8,032	16,864
Property operating	38,199	34,813	35,308	31,950	32,598
General and administrative	33,094	29,400	49,160	32,842	33,958
Depreciation and amortization	197,345	204,308	202,415	208,542	217,513
Impairments	8,825	160,517	219,753	—	85,341
Total operating expenses	287,396	432,173	506,237	287,026	391,547
Operating income (loss)	83,623	(63,153)	(122,863)	97,928	2,174
Other (expense) income:
Interest expense	(82,468)	(80,426)	(82,591)	(89,530)	(90,572)
Gain (loss) on extinguishment and forgiveness of debt, net	252	—	(490)	—	—
Other income (expense), net	1,216	1,062	(3,816)	2,368	3,822
Reserve for loan loss	—	—	(15,300)	—	—
Equity in income and gain on disposition of unconsolidated entities	70	10,404	752	6,837	1,480
(Loss) gain on derivative instruments, net	(177)	(1,086)	677	(1,420)	311
Total other expenses, net	(81,107)	(70,046)	(100,768)	(81,745)	(84,959)
Income (loss) before taxes and real estate dispositions	2,516	(133,199)	(223,631)	16,183	(82,785)
Gain (loss) on disposition of real estate, net	437	17,175	(9,727)	(6,542)	(24,674)
Income (loss) before taxes	2,953	(116,024)	(233,358)	9,641	(107,459)
(Provision for) benefit from income taxes	280	(56)	41,127	(1,500)	(1,250)
Net income (loss)	3,233	(116,080)	(192,231)	8,141	(108,709)
Net (income) loss attributable to non-controlling interests	(87)	2,994	4,841	(612)	2,187
Net income (loss) attributable to the General Partner	$3,146	$(113,086)	$(187,390)	$7,529	$(106,522)

Basic and diluted net loss per share attributable to common stockholders	$(0.02)	$(0.15)	$(0.23)	$(0.01)	$(0.14)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 11

Q2 2016 SUPPLEMENTAL INFORMATION

Consolidated FFO and AFFO (unaudited, in thousands, except share and per share data)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net income (loss)	$3,233	$(116,080)	$(192,231)	$8,141	$(108,709)
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,972)	(17,974)	(17,973)
(Gain) loss on disposition of real estate assets, including joint ventures, net	(437)	(27,373)	9,727	(187)	24,674
Depreciation and amortization of real estate assets	190,236	195,991	197,408	200,159	209,132
Impairment of real estate	8,825	160,517	6,414	—	85,341
Proportionate share of adjustments for unconsolidated entities	290	1,147	1,277	1,423	1,486
FFO attributable to common stockholders and limited partners	$184,174	$196,229	$4,623	$191,562	$193,951

Acquisition related expenses	41	242	734	1,764	1,563
Litigation and other non-routine costs, net of insurance recoveries	2,917	(5,175)	(7,691)	8,032	16,864
Impairment of intangible assets	—	—	213,339	—	—
Reserve for loan loss	—	—	15,300	—	—
(Gain) loss on investment securities	—	—	—	(4)	172
Loss (gain) on derivative instruments, net	177	1,086	(677)	1,420	(311)
Amortization of premiums and discounts on debt and investments, net	(4,030)	(4,426)	(5,107)	(4,920)	(5,298)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,248	1,296	1,299	1,152	1,064
Net direct financing lease adjustments	590	559	544	507	491
Amortization and write-off of deferred financing costs	7,461	7,307	7,321	11,320	7,428
Amortization of management contracts	6,240	7,451	3,373	7,510	7,510
Deferred tax benefit(1)	(6,417)	(1,457)	(38,695)	(5,701)	(3,874)
(Gain) loss on extinguishment and forgiveness of debt, net	(252)	—	490	—	—
Straight-line rent, net of bad debt expense related to straight-line rent	(15,663)	(13,045)	(17,589)	(21,705)	(23,997)
Equity-based compensation expense	2,779	1,730	4,311	4,016	5,355
Other amortization and non-cash charges	751	743	1,540	781	766
Proportionate share of adjustments for unconsolidated entities	91	135	42	694	654
AFFO attributable to common stockholders and limited partners	$180,107	$192,675	$183,157	$196,428	$202,338

Weighted-average shares outstanding - basic	904,107,378	903,825,726	903,638,159	903,461,323	903,339,143
Effect of Limited Partner OP Units and dilutive securities (2)	27,144,667	26,354,148	25,729,149	25,995,886	26,348,273
Weighted-average shares outstanding - diluted (3)	931,252,045	930,179,874	929,367,308	929,457,209	929,687,416

FFO attributable to common stockholders and limited partners per diluted share (4)	$0.198	$0.211	$0.005	$0.206	$0.209
AFFO attributable to common stockholders and limited partners per diluted share (4)	$0.193	$0.207	$0.197	$0.211	$0.218
___________________________________

(1)	This adjustment represents the non-current portion of the provision or benefit in order to show only the current portion of the benefit as an impact to AFFO.

(2)	Dilutive securities include unvested restricted shares of common stock and certain unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(4)	Refer to the Consolidated Statements of Operations section for basic and diluted net loss per share attributable to common stockholders.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 12

Q2 2016 SUPPLEMENTAL INFORMATION

Consolidated EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net income (loss)	$3,233	$(116,080)	$(192,231)	$8,141	$(108,709)
Adjustments:
Interest expense	82,468	80,426	82,591	89,530	90,572
Depreciation and amortization	197,345	204,308	202,415	208,542	217,513
Provision for (benefit from) income taxes	(280)	56	(41,127)	1,500	1,250
Proportionate share of adjustments for unconsolidated entities	554	1,822	1,978	2,554	2,415
EBITDA	$283,320	$170,532	$53,626	$310,267	$203,041
(Gain) loss on disposition of real estate assets, including joint ventures, net	(437)	(27,373)	9,727	(187)	24,674
Impairments	8,825	160,517	219,753	—	85,341
Reserve for loan loss	—	—	15,300	—	—
Acquisition related expenses	41	242	734	1,764	1,563
Litigation and other non-routine costs, net of insurance recoveries	2,917	(5,175)	(7,691)	8,032	16,864
(Gain) loss on investment securities	—	—	—	(4)	172
Loss (gain) on derivative instruments, net	177	1,086	(677)	1,420	(311)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,248	1,296	1,299	1,152	1,064
(Gain) loss on extinguishment and forgiveness of debt, net	(252)	—	490	—	—
Net direct financing lease adjustments	590	559	544	507	491
Straight-line rent, net of bad debt expense related to straight-line rent	(15,663)	(13,045)	(17,589)	(21,705)	(23,997)
Program development costs write-off	2,377	—	11,295	—	—
Other amortization and non-cash charges	(157)	(126)	(122)	(82)	(125)
Proportionate share of adjustments for unconsolidated entities	74	94	(15)	608	529
Normalized EBITDA	$283,060	$288,607	$286,674	$301,772	$309,306

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Real Estate Investments

Walmart
Pizza Hut
express
TACO BELL
FedEx
FedEx
Freight
THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE
PETSMART
4735
maurices
T·J·maxx

VEREIT

Quarterly Supplemental Information
Second Quarter 2016

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q2 2016 SUPPLEMENTAL INFORMATION

Statements of Operations - REI Segment (unaudited, in thousands)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenues:
Rental income	$311,352	$313,971	$322,079	$333,766	$341,183
Direct financing lease income	535	569	623	659	697
Operating expense reimbursements	26,646	23,247	27,359	22,983	25,312
Total real estate investment revenues	338,533	337,787	350,061	357,408	367,192
Operating expenses:
Acquisition related	27	217	673	1,690	1,563
Litigation and other non-routine costs, net of insurance recoveries	2,917	(5,175)	(7,691)	8,032	16,864
Property operating	38,199	34,813	35,308	31,950	32,598
General and administrative	13,701	12,228	16,646	15,848	16,827
Depreciation and amortization	190,236	195,991	197,409	200,158	209,122
Impairment of real estate	8,825	160,517	6,414	—	85,341
Total operating expenses	253,905	398,591	248,759	257,678	362,315
Operating income (loss)	84,628	(60,804)	101,302	99,730	4,877
Other (expense) income:
Interest expense	(82,468)	(80,426)	(82,591)	(89,530)	(90,572)
Gain (loss) on extinguishment and forgiveness of debt	252	—	(490)	—	—
Other income, net	1,216	568	(4,226)	1,903	3,430
Reserve for loan loss	—	—	(15,300)	—	—
Equity in income and gain on disposition of unconsolidated entities	70	10,404	752	6,837	1,480
(Loss) gain on derivative instruments, net	(177)	(1,086)	677	(1,420)	311
Total other expenses, net	(81,107)	(70,540)	(101,178)	(82,210)	(85,351)
Income (loss) before taxes and real estate dispositions	3,521	(131,344)	124	17,520	(80,474)
Gain (loss) on disposition of real estate, net	437	17,175	(9,727)	(6,542)	(24,674)
Income (loss) before taxes	3,958	(114,169)	(9,603)	10,978	(105,148)
(Provision for) benefit from income taxes	(1,791)	(1,365)	3,642	(2,238)	(3,119)
Net income (loss)	$2,167	$(115,534)	$(5,961)	$8,740	$(108,267)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q2 2016 SUPPLEMENTAL INFORMATION

FFO and AFFO - REI Segment (unaudited, in thousands, except share and per share data)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net income (loss)	$2,167	$(115,534)	$(5,961)	$8,740	$(108,267)
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,972)	(17,974)	(17,973)
(Gain) loss on disposition of real estate assets, including joint ventures, net	(437)	(27,373)	9,727	(187)	24,674
Depreciation and amortization of real estate assets	190,236	195,991	197,408	200,159	209,132
Impairment of real estate	8,825	160,517	6,414	—	85,341
Proportionate share of adjustments for unconsolidated entities	290	1,147	1,277	1,423	1,486
FFO attributable to common stockholders and limited partners	$183,108	$196,775	$190,893	$192,161	$194,393

Acquisition related expenses	27	217	673	1,690	1,563
Litigation and other non-routine costs, net of insurance recoveries	2,917	(5,175)	(7,691)	8,032	16,864
Reserve for loan loss	—	—	15,300	—	—
(Gain) loss on investment securities	—	—	—	(4)	172
Loss (gain) on derivative instruments, net	177	1,086	(677)	1,420	(311)
Amortization of premiums and discounts on debt and investments, net	(4,030)	(4,426)	(5,107)	(4,920)	(5,298)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,248	1,296	1,299	1,152	1,064
Net direct financing lease adjustments	590	559	544	507	491
Amortization and write-off of deferred financing costs	7,461	7,307	7,321	11,320	7,428
Loss (gain) on extinguishment and forgiveness of debt, net	(252)	—	490	—	—
Straight-line rent, net of bad debt expense related to straight-line rent	(15,663)	(13,045)	(17,589)	(21,705)	(23,997)
Equity-based compensation expense	1,925	799	1,840	1,073	2,357
Other amortization and non-cash charges	—	—	1	(1)	(10)
Proportionate share of adjustments for unconsolidated entities	91	135	42	694	654
AFFO attributable to common stockholders and limited partners	$177,599	$185,528	$187,339	$191,419	$195,370

Weighted-average shares outstanding - basic	904,107,378	903,825,726	903,638,159	903,461,323	903,339,143
Effect of Limited Partner OP Units and dilutive securities (1)	27,144,667	26,354,148	25,729,149	25,995,886	26,348,273
Weighted-average shares outstanding - diluted (2)	931,252,045	930,179,874	929,367,308	929,457,209	929,687,416

FFO attributable to common stockholders and limited partners per diluted share (3)	$0.197	$0.212	$0.205	$0.207	$0.209
AFFO attributable to common stockholders and limited partners per diluted share (3)	$0.191	$0.198	$0.202	$0.206	$0.210
___________________________________

(1)	Dilutive securities include unvested restricted shares of common stock and certain unvested restricted stock units.

(2)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(3)	Refer to the Statements of Operations - REI Segment section for basic and diluted net loss per share attributable to common stockholders.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q2 2016 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - REI Segment (unaudited, in thousands)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net income (loss)	$2,167	$(115,534)	$(5,961)	$8,740	$(108,267)
Adjustments:
Interest expense	82,468	80,426	82,591	89,530	90,572
Depreciation and amortization	190,236	195,991	197,409	200,158	209,122
Provision for (benefit from) income taxes	1,791	1,365	(3,642)	2,238	3,119
Proportionate share of adjustments for unconsolidated entities	554	1,822	1,978	2,554	2,415
EBITDA	$277,216	$164,070	$272,375	$303,220	$196,961
(Gain) loss on disposition of real estate assets, including joint ventures, net	(437)	(27,373)	9,727	(187)	24,674
Impairment of real estate assets	8,825	160,517	6,414	—	85,341
Reserve for loan loss	—	—	15,300	—	—
Acquisition related expenses	27	217	673	1,690	1,563
Litigation and other non-routine costs, net of insurance recoveries	2,917	(5,175)	(7,691)	8,032	16,864
(Gain) loss on investment securities	—	—	—	(4)	172
Loss (gain) on derivative instruments, net	177	1,086	(677)	1,420	(311)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,248	1,296	1,299	1,152	1,064
(Gain) loss on extinguishment and forgiveness of debt, net	(252)	—	490	—	—
Net direct financing lease adjustments	590	559	544	507	491
Straight-line rent, net of bad debt expense related to straight-line rent	(15,663)	(13,045)	(17,589)	(21,705)	(23,997)
Other amortization and non-cash charges	(39)	(3)	(28)	10	(20)
Proportionate share of adjustments for unconsolidated entities	74	94	(15)	608	529
Normalized EBITDA	$274,683	$282,243	$280,822	$294,743	$303,331

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q2 2016 SUPPLEMENTAL INFORMATION

Net Operating Income - REI Segment (unaudited, dollars in thousands)

REI Segment NOI and Cash NOI

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Rental income - as reported(1)	311,352	$313,971	$322,079	$333,766	$341,183
Direct financing lease income - as reported	535	569	623	659	697
Operating expense reimbursements - as reported	26,646	23,247	27,359	22,983	25,312
Property operating expense - as reported	(38,199)	(34,813)	(35,308)	(31,950)	(32,598)
NOI	300,334	302,974	314,753	325,458	334,594
Adjustments:
Straight-line rent, net of bad debt expense related to straight-line rent	(15,663)	(13,045)	(17,589)	(21,705)	(23,997)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,248	1,296	1,299	1,152	1,064
Net direct financing lease adjustments	590	559	544	507	491
Cash NOI	$286,509	$291,784	$299,007	$305,412	$312,152
___________________________________

(1)
Rental income includes percentage rent of $1.7 million, $2.5 million, $1.8 million, $2.1 million and $2.1 million for the three months ended June 30, 2016 , March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively.

Normalized Cash NOI

Three Months Ended
June 30, 2016
Cash NOI	$286,509
Adjustments for intra-quarter dispositions and completed build-to-suit properties(1)	(2,018)
Normalized Cash NOI	$284,491
___________________________________

(1)
For properties acquired or build-to-suits completed during the three months ended June 30, 2016 , the adjustment eliminates Cash NOI for such properties and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. For properties disposed of during the three months ended June 30, 2016, the adjustment eliminates Cash NOI for the period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q2 2016 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include all properties that were owned for the entirety of both the current and prior reporting periods, except for properties during the current or prior year that were under development or redevelopment. The following tables show the Company's same store portfolio statistics, which included 4,257(1) properties, with 96.5 million aggregate square feet, acquired prior to April 1,2015 and owned through June 30, 2016:

	Three Months Ended June 30,		Increase/(Decrease)
	2016	2015	$ Change	% Change
Contract Rental Revenue	290,993	291,045	(52)	—%
Economic occupancy rate	97.7%	98.8%	NA	NA

		Contract Rental Revenue
	Number of	Three Months Ended June 30,		Increase/(Decrease)
	Properties	2016	2015	$ Change	% Change
Single-tenant retail	2,001	$101,505	$100,438	$1,067	1.1%
Anchored shopping centers	20	5,875	5,851	24	0.4%
Restaurant	1,902	67,942	69,908	(1,966)	(2.8)%
Industrial and Distribution	161	46,952	46,105	847	1.8%
Office	164	68,597	68,621	(24)	—%
Other(2)	9	122	122	—	—%
Total	4,257	$290,993	$291,045	$(52)	—%	(3)
___________________________________

(1)	Development and expansion properties are included in the same store population if the placed in service date was prior to April 1,2015.

(2)	Other properties includes billboards, land and parking lots.

(3)
Ovation Brands, Inc. filed for chapter 11 bankruptcy on March 7, 2016. Excluding the impact of Ovation Brands, Inc., same store contract rental revenue increased 0.7%, during the three months ended June 30, 2016, as compared to the same quarter in 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q2 2016 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue

The following graphs compare the Company's same store Contract Rental Revenue composition to the Company's total portfolio, based on Annualized Rental Income, as of June 30, 2016.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q2 2016 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	2016	2017	2018	2019	2020	Thereafter
Mortgage notes payable	$2,881,257	$113,550	$412,579	$211,060	$231,497	$284,235	$1,628,336
Unsecured credit facility	1,055,000	—	—	1,055,000	—	—	—
Corporate bonds	3,550,000	—	1,300,000	—	750,000	—	1,500,000
Convertible notes	1,000,000	—	—	597,500	—	402,500	—
Secured term loan	28,443	7,496	7,680	13,267	—	—	—
Total	$8,514,700	$121,046	$1,720,259	$1,876,827	$981,497	$686,735	$3,128,336

Debt Type	Percentage of Total Debt	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable	33.8%	5.07%	4.8
Unsecured credit facility	12.4%	3.25%	2.0
Corporate bonds	41.7%	3.30%	4.1
Convertible notes	11.8%	3.30%	3.0
Secured term loan	0.3%	5.81%	1.5
Total	100.0%	3.90%	3.9

Debt Type	Percentage of Total Debt	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	65.8%	3.29%	3.5
Total secured debt	34.2%	5.08%	4.8
Total	100.0%	3.90%	3.9

Total fixed-rate debt (1)	99.4%	3.91%	3.9
Total variable-rate debt	0.6%	2.51%	1.7
Total	100.0%	3.90%	3.9

Preferred Equity	Balance (2)	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,070,853	100.00%	6.7%
___________________________________

(1)	Includes $1.3 billion of variable-rate debt fixed by way of interest rate swap agreement.

(2)	Balance represents 42.8 million shares outstanding at June 30, 2016 multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q2 2016 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q2 2016 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance As Of June 30, 2016	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	$465,000	4.97%		4.97%	I/O
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	155,000	4.97%		4.97%	I/O
Wells Fargo Bank, National Association	1/1/2018	132,347	5.61%		5.61%	P&I
JPMorgan Chase Bank, N.A.	9/1/2020	100,300	5.55%		5.55%	P&I
Bank of America, N.A.	1/1/2017	94,884	6.30%		6.38%	I/O
Wells Fargo Bank, National Association	3/1/2023	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	7/1/2022	68,110	4.54%		4.54%	I/O
Wells Fargo Bank, National Association	1/1/2023	66,000	4.24%		4.24%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	6/6/2020	62,841	5.73%		5.73%	P&I
Wells Fargo Bank, National Association	5/1/2021	60,450	5.54%		5.54%	I/O
PNC Bank, National Association	1/1/2019	59,500	4.10%		4.10%	I/O
Citigroup Global Markets Realty Corp	5/6/2022	54,300	6.05%		6.05%	I/O
Bank of America, N.A.	1/1/2017	51,836	5.90%		5.91%	I/O
Capital One, N.A.	11/20/2019	51,400	1mo. Libor + 1.95%	(3)	5.22%	I/O through 11/01/2017, then P&I
American General Life Insurance Company	11/1/2021	51,250	5.25%		5.25%	I/O
US Bank National Association	8/11/2029	46,071	7.23%		7.73%	I/O
Wells Fargo Bank, National Association	2/1/2017	48,500	1mo. Libor + 2.47%	(3)	3.79%	I/O
JPMorgan Chase Bank, N.A.	5/1/2021	46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	5/6/2021	46,670	5.92%		5.92%	I/O
US Bank National Association	7/11/2016	—	6.03%		—%	I/O
People's United Bank	4/1/2021	42,410	5.55%		5.55%	P&I
JPMorgan Chase Bank, N.A.	6/1/2020	41,111	5.71%		5.71%	P&I
Wells Fargo Bank, National Association	6/1/2022	41,000	4.73%		4.73%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	1/1/2023	40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	11/1/2019	38,500	4.10%		4.10%	I/O
JPMorgan Chase Bank, N.A.	11/1/2017	38,315	6.34%		6.34%	I/O
LaSalle Bank National Association	7/1/2016	35,601	10.68%	(4)	10.68%	P&I
The Royal Bank of Scotland Plc	1/1/2021	34,000	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/6/2020	31,500	5.25%		5.25%	I/O
Oritani Bank	5/1/2024	30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/6/2020	30,000	5.25%		5.25%	I/O
BOKF, NA dba Bank of Oklahoma	7/29/2018	28,814	1mo. Libor + 2.75%	(3)	4.10%	I/O
Jackson National Life Insurance Company	10/1/2021	29,450	4.25%		4.25%	I/O through 11/01/2018, then P&I
German American Capital Corporation	10/6/2022	29,160	4.48%		4.48%	I/O
PNC Bank, National Association	9/1/2022	27,971	4.00%		4.00%	P&I
German American Capital Corporation	10/6/2022	28,440	4.48%		4.48%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	28,350	1mo. Libor + 2.20%	(3)	3.28%	I/O
PNC Bank, National Association	6/1/2022	27,750	4.22%		4.22%	I/O
GS Commercial Real Estate LP	8/6/2019	27,725	4.73%		4.73%	I/O
Jackson National Life Insurance Company	7/1/2019	27,200	3.10%		3.10%	I/O
LaSalle Bank National Association	1/1/2017	25,620	5.81%		5.81%	I/O
Bank of America, N.A.	9/1/2017	23,969	5.28%		5.28%	P&I
John Hancock Life Insurance Company	10/3/2022	22,500	4.04%		4.04%	I/O
BOKF, NA dba Bank of Texas	12/31/2018	21,766	1mo. Libor + 1.80%	(3)	3.57%	I/O

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q2 2016 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance As Of June 30, 2016	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Aviva Life and Annuity Company	7/1/2021	$19,600	5.02%		5.02%	I/O through 08/01/2019, then P&I
German American Capital Corp	6/6/2022	19,351	4.60%		4.60%	P&I
The Variable Annuity Life Insurance Company	1/1/2023	19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	5/10/2021	19,513	5.67%		5.67%	I/O
Oritani Bank	5/1/2024	18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
The Royal Bank of Scotland Plc	3/1/2021	18,100	5.88%		5.88%	I/O
US Bank National Association	12/11/2016	17,500	5.55%		5.55%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	16,555	1mo. Libor + 2.20%	(3)	3.28%	I/O
JPMorgan Chase Bank, National Association	5/1/2021	16,014	5.54%		5.54%	P&I
US Bank National Association	1/11/2017	16,200	5.48%		5.48%	I/O
Wachovia Bank, National Association	12/11/2016	16,043	5.63%		5.63%	I/O
Oritani Bank	1/1/2023	15,000	3.75%		3.75%	I/O through 01/01/2018, then P&I
BOKF, NA dba Bank of Texas	12/31/2018	14,150	1mo. Libor + 1.80%	(3)	3.57%	I/O
Wells Fargo Bank, National Association	3/20/2023	13,265	3.23%		3.23%	I/O
BOKF, NA dba Bank of Texas	12/31/2020	13,420	1mo. Libor + 1.85%	(3)	4.25%	I/O
BOKF, NA dba Bank of Texas	7/13/2017	12,725	1mo. Libor + 2.25%	(3)	3.43%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	9/6/2017	12,270	3.70%		3.70%	I/O
Customers Bank	12/29/2016	11,670	3.75%		3.75%	I/O
JPMorgan Chase Bank, N.A.	7/1/2020	11,246	5.50%		5.50%	P&I
US Bank National Association	2/11/2017	10,332	5.68%		5.68%	I/O
US Bank National Association	11/11/2016	10,137	5.50%		5.50%	I/O
40/86 Mortgage Capital, Inc.	1/1/2019	10,050	5.00%		5.00%	I/O
Monumental Life Insurance Company	4/1/2023	9,606	3.95%		3.95%	P&I
Amegy Bank, National Association	8/31/2016	8,751	1mo. Libor + 2.95%		3.41%	I/O
Transamerica Life Insurance Company	8/1/2030	7,258	5.57%		5.57%	P&I
Transamerica Life Insurance Company	8/1/2030	6,475	5.32%		5.32%	P&I
US Bank National Association	5/11/2017	6,262	5.45%		5.45%	I/O
Customers Bank	8/16/2017	5,500	3.63%		3.63%	I/O
BOKF, NA dba Bank of Texas	10/31/2016	5,060	1mo. Libor + 2.25%	(3)	3.70%	I/O
Wells Fargo Bank, National Association	3/1/2017	4,800	1mo. Libor + 2.50%	(3)	3.76%	I/O
Capital Lease Funding, LLC	7/15/2018	1,584	7.20%		7.20%	P&I
Bear Stearns Commercial Mortgage, Inc.	9/1/2017	1,678	5.88%		5.88%	I/O
US Bank National Association	4/15/2019	1,367	5.40%		5.40%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	1,562	1mo. Libor + 2.45%	(3)	3.39%	I/O
US Bank National Association	12/11/2016	1,250	6.18%		6.18%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	562	1mo. Libor + 2.45%	(3)	3.39%	I/O
Transamerica Life Insurance Company	8/1/2030	367	5.93%		5.93%	P&I
		$2,881,257			5.07%
___________________________________

(1)	Represents interest rate in effect at June 30, 2016. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.

(2)	I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.

(3)	Variable-rate loan fixed by way of interest rate swap agreement.

(4)
The Company was in default under this loan agreement due to the failure to pay a reserve required per the loan agreement. As such, the Company is accruing interest at the default rate of interest of 10.68% per annum. The Company is engaged with the servicer to complete foreclosure proceedings.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q2 2016 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that the Company is in compliance with the covenants and are not measures of our liquidity or performance. As of June 30, 2016, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	June 30, 2016
Minimum tangible net worth	≥ $5.5B	$8.7B
Ratio of total indebtedness to total asset value	≤ 60%	45.7%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	2.77x
Ratio of secured indebtedness to total asset value	≤ 45%	13.4%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	42.3%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	4.71x
Minimum unencumbered asset value	≥ $8.0B	$10.8B

Corporate Bond Key Covenants	Required	June 30, 2016
Limitation on incurrence of total debt	≤ 65%	48.3%
Limitation on incurrence of secured debt	≤ 40%	16.7%
Debt service coverage	≥ 1.5x	3.34x
Maintenance of total unencumbered assets	≥ 150%	214.2%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q2 2016 SUPPLEMENTAL INFORMATION

Development Projects and Dispositions (unaudited, square feet and dollars in thousands)

Development Projects

The following table provides a summary of our development projects at June 30, 2016. During the three months ended June 30, 2016, the Company capitalized $2.4 million of additional development costs and placed $11.6 million of development projects into service.

Description	Number of Properties	Estimated Completion Date	Investment to Date	Remaining Estimated Investment	Estimated Cash Cap Rate (1)
Build-to-suits
Family Dollar Portfolio	1	Q3 2016	$965	$846	7.3%
Redevelopment(2)
FedEx Expansions	1	Q3 2016	2,616	1,091	9.0%
Total			$3,581	$1,937
___________________________________

(1)	Rent will commence in accordance with the respective lease agreement. In general, rent commences upon delivery of the space to the tenant.

(2)	Excludes tenant improvements and capital expenditures incurred in accordance with existing leases.

Dispositions

The following table shows the 87 properties that were disposed of and the related gains/losses during the three months ended June 30, 2016.

Property	Number of Properties	Location	Square Feet	Remaining Lease Term (Years)(1)	Cash Cap Rate	Sale Price	Real Estate Gain (Loss)(2)	Goodwill Allocation(3)	GAAP Gain (Loss)(4)
Red Lobster (5)	23	Various	172,986	23.2	7.1%	$77,728	$3,508	$(5,236)	$(1,728)
FedEx	3	Various	260,732	8.4	6.6%	24,244	3,520	(1,560)	1,960
Walgreens	2	Various	29,940	13.0	6.3%	13,317	2,178	(458)	1,720
CVS	3	Various	38,739	18.7	5.5%	20,817	4,108	(796)	3,312
Restaurants	47	Various	157,687	3.7	9.1%	35,996	2,817	(1,848)	969
Vacant	7	Various	25,530	—	N/A	3,290	601	(140)	461
Other (6)	2	Various	169,108	—	—	—	(3,201)	(156)	(3,357)
Total dispositions	87		854,722	16.5	7.1%	$175,392	$13,531	$(10,194)	$3,337
Held for sale assets									(2,900)
Total gain on disposition of real estate , net									$437
___________________________________

(1)	Represents the remaining lease term from the date of sale.

(2)	Equals sale price less GAAP net book value and selling costs.

(3)
In accordance with GAAP, the Company allocated a portion of the REI segment goodwill to the respective sold property to calculate the GAAP gain (loss). See Note 4 – Goodwill and Other Intangibles of our Quarterly Report on Form 10-Q for the six months ended June 30, 2016 for a further description of our goodwill allocation methodology.

(4)	Equals sale price less GAAP net book value, including goodwill allocation, and selling costs.

(5)
The Red Lobster properties were sold under an agreement with the tenant, under which the tenant received a portion of the sales proceeds. The sales price and cash cap rate presented are based on our proceeds after making the participation payment to the tenant. The cash cap rate on the gross sales price of $90.0M was 6.1%.

(6)	Includes one property foreclosed upon by the respective lender and one property relinquished to the ground lessor upon expiration of the ground lease.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q2 2016 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

___________________________________________________
___________________________________________________

___________________________________________________
___________________________________________________

Statistics (square feet in thousands)

Properties owned	4,291
Rentable square feet	98,229
Economic occupancy rate	97.7%
Weighted-average remaining lease term (years)	10.2
Investment-Grade Tenants	42.7%
Flat leases	21.2%
NNN leases	62.1%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q2 2016 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	2,842	2.9%	$110,812	9.0%	B-
Walgreens	116	1,682	1.7%	41,865	3.4%	BBB
Family Dollar	191	3,477	3.5%	38,246	3.1%	BB+
FedEx	53	3,724	3.8%	35,606	2.9%	BBB
Dollar General	404	3,741	3.8%	34,253	2.8%	BBB
CVS	102	1,436	1.5%	33,111	2.7%	BBB+
Albertson's	33	1,923	2.0%	23,633	1.9%	B+
General Service Administration	23	1,021	1.0%	23,366	1.9%	AA+
Citizens Bank	176	851	0.9%	20,698	1.7%	A-
BJ's Wholesale Club	3	2,223	2.3%	19,559	1.6%	B-
Total	1,132	22,920	23.4%	$381,149	31.0%

Tenant Industry Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	379	5,584	5.7%	$200,191	16.3%
Manufacturing	68	19,312	19.7%	125,214	10.2%
Restaurants - Quick Service	872	3,491	3.6%	101,794	8.3%
Retail - Discount	623	10,061	10.2%	90,765	7.4%
Retail - Pharmacy	258	3,825	3.9%	88,729	7.2%
Finance	305	3,052	3.1%	66,393	5.4%
Professional Services	71	4,222	4.3%	59,660	4.9%
Retail - Grocery & Supermarket	83	5,445	5.5%	57,092	4.6%
Retail - Home & Garden	100	7,479	7.6%	53,062	4.3%
Logistics	60	4,788	4.9%	43,978	3.6%
Total	2,819	67,259	68.5%	$886,878	72.2%

Geographic Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	584	11,507	11.7%	$163,583	13.3%
Illinois	178	6,040	6.1%	78,794	6.4%
Florida	269	4,889	5.0%	69,984	5.7%
California	86	4,231	4.3%	58,206	4.7%
Pennsylvania	172	5,808	5.9%	56,792	4.6%
Ohio	285	5,721	5.8%	54,213	4.4%
Georgia	202	3,893	4.0%	47,923	3.9%
Indiana	138	5,900	6.0%	44,996	3.7%
North Carolina	174	3,887	4.0%	39,008	3.2%
Michigan	186	2,467	2.5%	36,529	3.0%
Total	2,274	54,343	55.3%	$650,028	52.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q2 2016 SUPPLEMENTAL INFORMATION

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	116	5,661	5.8%	$69,879	5.7%
Dallas, TX	113	3,756	3.8%	56,542	4.6%
Houston, TX	96	2,862	2.9%	31,628	2.6%
Atlanta, GA	94	2,724	2.8%	29,217	2.4%
Philadelphia, PA	53	2,039	2.1%	28,027	2.3%
New York, NY	25	1,132	1.2%	25,709	2.1%
Phoenix, AZ	48	1,613	1.6%	25,129	2.0%
Boston, MA	28	1,819	1.9%	24,953	2.0%
Washington, DC	32	890	0.9%	20,972	1.7%
Indianapolis, IN	40	2,693	2.7%	20,017	1.6%
Total	645	25,189	25.7%	$332,073	27.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q2 2016 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	2,842	2.9%	$110,812	9.0%	B-
Walgreens	116	1,682	1.7%	41,865	3.4%	BBB
Family Dollar	191	3,477	3.5%	38,246	3.1%	BB+
FedEx	53	3,724	3.8%	35,606	2.9%	BBB
Dollar General	404	3,741	3.8%	34,253	2.8%	BBB
CVS	102	1,436	1.5%	33,111	2.7%	BBB+
Albertson's	33	1,923	2.0%	23,633	1.9%	B+
General Service Administration	23	1,021	1.0%	23,366	1.9%	AA+
Citizens Bank	176	851	0.9%	20,698	1.7%	A-
BJ's Wholesale Club	3	2,223	2.3%	19,559	1.6%	B-
AON	8	1,203	1.2%	18,154	1.5%	A-
Petsmart	12	858	0.9%	17,619	1.4%	B+
Goodyear	10	4,728	4.8%	16,550	1.3%	BB
Tractor Supply	58	1,213	1.2%	15,709	1.3%	NR
Home Depot	12	2,162	2.2%	14,253	1.2%	A
Amazon	3	3,048	3.1%	14,159	1.2%	AA-
L.A. Fitness	15	656	0.7%	12,723	1.0%	B
Total	1,250	36,788	37.5%	$490,316	39.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q2 2016 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	5	430	0.4%	$4,054	0.3%
Agricultural	2	138	0.2%	1,245	0.1%
Education	4	1,288	1.3%	5,812	0.5%
Entertainment & Recreation	21	848	0.9%	15,997	1.3%
Finance	305	3,052	3.1%	66,393	5.4%
Government & Public Services	31	1,280	1.3%	30,691	2.5%
Healthcare	84	1,700	1.7%	30,669	2.5%
Information & Communication	15	508	0.5%	8,252	0.7%
Insurance	15	1,693	1.7%	33,627	2.7%
Logistics	60	4,788	4.9%	43,978	3.6%
Manufacturing	68	19,312	19.7%	125,214	10.2%
Mining & Natural Resources	16	745	0.8%	14,735	1.2%
Other Services	31	5,217	5.3%	18,908	1.5%
Professional Services	71	4,222	4.3%	59,660	4.9%
Real Estate	5	63	0.1%	978	0.1%
Rental	11	719	0.7%	6,783	0.6%
Restaurants - Casual Dining	379	5,584	5.7%	200,191	16.3%
Restaurants - Quick Service	872	3,491	3.6%	101,794	8.3%
Retail - Apparel & Jewelry	14	1,401	1.4%	15,268	1.2%
Retail - Department Stores	13	965	1.0%	8,015	0.7%
Retail - Discount	623	10,061	10.2%	90,765	7.4%
Retail - Electronics & Appliances	22	676	0.7%	9,202	0.7%
Retail - Gas & Convenience	127	527	0.5%	27,375	2.2%
Retail - Grocery & Supermarket	83	5,445	5.5%	57,092	4.6%
Retail - Hobby, Books & Music	9	340	0.3%	2,978	0.2%
Retail - Home & Garden	100	7,479	7.6%	53,062	4.3%
Retail - Home Furnishings	40	492	0.5%	7,837	0.6%
Retail - Internet	3	3,048	3.1%	14,159	1.2%
Retail - Motor Vehicle	166	1,190	1.2%	21,976	1.8%
Retail - Office Supply	4	76	0.1%	1,155	0.1%
Retail - Pet Supply	15	903	0.9%	18,453	1.5%
Retail - Pharmacy	258	3,825	3.9%	88,729	7.2%
Retail - Specialty (Other)	23	561	0.6%	6,156	0.5%
Retail - Sporting Goods	20	1,186	1.2%	14,246	1.2%
Retail - Warehouse Clubs	7	2,631	2.7%	22,673	1.8%
Other	13	71	0.1%	1,370	0.1%
Total	3,535	95,955	97.7%	$1,229,492	100.0%
See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q2 2016 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	151	1,731	1.8%	$28,639	2.3%
Alaska	3	25	—%	774	0.1%
Arizona	77	2,319	2.4%	35,381	2.9%
Arkansas	98	1,010	1.0%	12,589	1.0%
California	86	4,231	4.3%	58,206	4.7%
Colorado	50	1,754	1.8%	27,494	2.2%
Connecticut	19	91	0.1%	2,290	0.2%
Delaware	11	93	0.1%	2,025	0.2%
District of Columbia	1	3	—%	—	—%
Florida	269	4,889	5.0%	69,984	5.7%
Georgia	202	3,893	4.0%	47,923	3.9%
Idaho	18	138	0.1%	3,361	0.3%
Illinois	178	6,040	6.2%	78,794	6.4%
Indiana	138	5,900	6.0%	44,996	3.7%
Iowa	53	1,602	1.6%	14,037	1.1%
Kansas	45	2,416	2.5%	14,403	1.2%
Kentucky	85	2,169	2.2%	23,898	1.9%
Louisiana	98	1,625	1.7%	21,802	1.8%
Maine	25	648	0.7%	8,544	0.7%
Maryland	31	854	0.9%	16,628	1.4%
Massachusetts	39	2,579	2.6%	30,170	2.5%
Michigan	186	2,467	2.5%	36,529	3.0%
Minnesota	43	553	0.6%	7,406	0.6%
Mississippi	78	1,845	1.9%	15,468	1.3%
Missouri	161	1,842	1.9%	24,646	2.0%
Montana	10	124	0.1%	2,129	0.2%
Nebraska	22	766	0.8%	11,404	0.9%
Nevada	28	717	0.7%	8,240	0.7%
New Hampshire	20	254	0.3%	4,402	0.4%
New Jersey	35	1,668	1.7%	36,134	2.9%
New Mexico	51	942	1.0%	13,030	1.1%
New York	88	1,755	1.8%	32,454	2.7%
North Carolina	174	3,887	4.0%	39,008	3.2%
North Dakota	12	201	0.2%	4,277	0.4%
Ohio	285	5,721	5.8%	54,213	4.4%
Oklahoma	81	2,078	2.1%	25,516	2.1%
Oregon	15	309	0.3%	5,160	0.4%
Pennsylvania	172	5,808	5.9%	56,792	4.6%
Rhode Island	14	215	0.2%	3,226	0.3%
South Carolina	120	3,352	3.4%	29,593	2.4%
South Dakota	12	180	0.2%	2,169	0.2%
Tennessee	114	3,345	3.4%	30,234	2.5%
Texas	584	11,507	11.7%	163,583	13.3%
Utah	11	108	0.1%	2,413	0.2%
Vermont	7	23	—%	472	—%
Virginia	113	1,903	1.9%	33,652	2.7%
Washington	23	459	0.5%	9,162	0.8%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q2 2016 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
West Virginia	38	237	0.2%	5,673	0.5%
Wisconsin	85	1,659	1.7%	18,696	1.5%
Wyoming	10	65	0.1%	1,668	0.1%
Territories
Puerto Rico	3	88	0.1%	2,430	0.2%
Canadian Provinces
Alberta	4	32	—%	1,912	0.1%
Manitoba	2	16	—%	827	0.1%
Ontario	11	78	0.1%	4,208	0.3%
Saskatchewan	2	17	—%	828	0.1%
Total	4,291	98,229	100.0%	$1,229,492	100.0%
Percentages based on annualized rental income.

Number of Properties by Region

Canada: 19 Properties, 0.6% | Puerto Rico: 3 Properties, 0.2%

PACIFIC NORTHWEST
79 Properties
1.8%
NORTHEAST
247 Properties
9.6%
MIDWEST
935 Properties
20.9%
MID-ATLANTIC
736 Properties
15.7%
PACIFIC SOUTHWEST
303 Properties
11.8%
SOUTHWEST
861 Properties
18.2%
SOUTHEAST
1,108 Properties
21.2%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q2 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
Remaining 2016	62	2,104	2.0%	$17,142	1.4%
2017	186	4,411	4.3%	45,219	3.7%
2018	222	3,691	3.8%	40,628	3.3%
2019	181	3,224	3.3%	54,962	4.5%
2020	243	4,627	4.7%	52,682	4.3%
2021	185	11,129	11.4%	86,611	7.1%
2022	248	9,538	9.7%	80,145	6.5%
2023	221	6,309	6.3%	82,674	6.7%
2024	179	9,215	9.6%	107,547	8.7%
2025	276	4,401	4.6%	62,883	5.1%
Thereafter	1,532	37,306	38.0%	598,999	48.7%
Total	3,535	95,955	97.7%	$1,229,492	100.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q2 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

Remaining 2016
Single-tenant retail	4	32	—%	$459	—%
Anchored shopping centers	9	34	—%	425	—%
Restaurant	36	227	0.2%	2,831	0.2%
Industrial & Distribution	3	1,497	1.5%	6,946	0.6%
Office	8	314	0.3%	6,481	0.6%
Other(1)	2	—	—%	—	—%
Total Remaining 2016	62	2,104	2.0%	$17,142	1.4%

2017
Single-tenant retail	57	343	0.3%	$7,412	0.6%
Anchored shopping centers	32	132	0.1%	2,446	0.2%
Restaurant	64	517	0.5%	8,643	0.7%
Industrial & Distribution	10	2,488	2.5%	11,237	0.9%
Office	21	931	0.9%	15,399	1.3%
Other(1)	2	—	—%	82	—%
Total 2017	186	4,411	4.3%	$45,219	3.7%

2018
Single-tenant retail	72	944	1.0%	$13,631	1.1%
Anchored shopping centers	30	304	0.3%	4,213	0.3%
Restaurant	93	351	0.4%	8,272	0.7%
Industrial & Distribution	12	1,751	1.8%	7,008	0.6%
Office	13	341	0.3%	7,486	0.6%
Other(1)	2	—	—%	18	—%
Total 2018	222	3,691	3.8%	$40,628	3.3%

2019
Single-tenant retail	54	1,303	1.3%	$15,259	1.2%
Anchored shopping centers	28	245	0.3%	3,665	0.3%
Restaurant	75	314	0.4%	7,320	0.6%
Industrial & Distribution	3	137	0.1%	1,275	0.1%
Office	21	1,225	1.2%	27,443	2.3%
Other(1)	—	—	—%	—	—%
Total 2019	181	3,224	3.3%	$54,962	4.5%

___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q2 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2020
Single-tenant retail	84	1,083	1.1%	$13,611	1.1%
Anchored shopping centers	15	138	0.1%	1,771	0.1%
Restaurant	111	451	0.5%	9,150	0.8%
Industrial & distribution	8	1,591	1.6%	6,319	0.5%
Office	24	1,364	1.4%	21,830	1.8%
Other(1)	1	—	—%	1	—%
Total 2020	243	4,627	4.7%	$52,682	4.3%

2021
Single-tenant retail	64	1,228	1.2%	$18,886	1.6%
Anchored shopping centers	15	163	0.2%	2,496	0.2%
Restaurant	65	276	0.4%	7,721	0.6%
Industrial & distribution	17	7,673	7.8%	27,390	2.2%
Office	24	1,789	1.8%	30,118	2.5%
Other(1)	—	—	—%	—	—%
Total 2021	185	11,129	11.4%	$86,611	7.1%

2022
Single-tenant retail	160	2,145	2.2%	$28,590	2.3%
Anchored shopping centers	6	86	0.1%	1,553	0.1%
Restaurant	41	184	0.2%	4,161	0.3%
Industrial & distribution	25	5,622	5.7%	20,141	1.7%
Office	15	1,501	1.5%	25,685	2.1%
Other(1)	1	—	—%	15	—%
Total 2022	248	9,538	9.7%	$80,145	6.5%

2023
Single-tenant retail	124	1,878	1.9%	$23,152	1.9%
Anchored shopping centers	7	130	0.1%	2,653	0.2%
Restaurant	49	214	0.2%	5,158	0.4%
Industrial & distribution	16	2,590	2.6%	18,060	1.5%
Office	25	1,497	1.5%	33,651	2.7%
Other(1)	—	—	—%	—	—%
Total 2023	221	6,309	6.3%	$82,674	6.7%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q2 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2024
Single-tenant retail	87	2,119	2.2%	$27,434	2.2%
Anchored shopping centers	3	14	—%	332	—%
Restaurant	48	253	0.4%	6,657	0.5%
Industrial & Distribution	12	3,509	3.6%	15,482	1.3%
Office	28	3,320	3.4%	57,603	4.7%
Other(1)	1	—	—%	39	—%
Total 2024	179	9,215	9.6%	$107,547	8.7%

2025
Single-tenant retail	178	1,730	1.8%	$30,671	2.5%
Anchored shopping centers	2	10	—%	160	—%
Restaurant	63	271	0.3%	8,001	0.6%
Industrial & Distribution	12	1,844	1.9%	14,157	1.2%
Office	21	546	0.6%	9,894	0.8%
Total 2025	276	4,401	4.6%	$62,883	5.1%

Thereafter
Single-tenant retail	875	16,949	17.3%	$240,947	19.6%
Anchored shopping centers	16	423	0.4%	4,142	0.3%
Restaurant	558	5,860	6.0%	230,771	18.8%
Industrial & distribution	46	11,493	11.7%	73,112	5.9%
Office	36	2,581	2.6%	49,612	4.1%
Other(1)	1	—	—%	415	—%
Total Thereafter	1,532	37,306	38.0%	$598,999	48.7%

Total Remaining Lease Expirations	3,535	95,955	97.7%	$1,229,492	100.0%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q2 2016 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	2,191	61,906	63.0%	$847,316	68.9%
CPI	252	7,888	8.1%	121,326	9.9%
Flat	1,092	26,161	26.6%	260,850	21.2%
Total	3,535	95,955	97.7%	$1,229,492	100.0%

Rent Escalations by Property Type

Annualized Rental Income (in millions)
$500
$400
$300
$200
$100
$0
$420
$154
$74
$192
$23
$299
$20
$13
$266
$202
$50
$141
$285
$26
$23
$236
Single-Tenant Retail
Anchored Shopping Centers
Restaurant
Industrial & Distribution
Office
Fixed
CPI
Flat

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q2 2016 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,522	56,435	57.5%	$763,071	62.1%
NN	955	37,649	38.3%	418,805	34.0%
Other (1)	58	1,872	1.9%	47,616	3.9%
Total	3,535	95,956	97.7%	$1,229,492	100.0%
___________________________________

(1)	Includes gross, modified gross, billboard and month-to-month leases.

Tenant Expense Obligation by Property Type

Annualized Rental Income (in millions)
$500
$400
$300
$200
$100
$0
$420
$122
$297
$24
$299
$297
$201
$98
$103
$285
$47
$174
$64
Retail
Anchored Shopping Centers
Restaurant
Industrial & Distribution
Office
NNN
NN
Other

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q2 2016 SUPPLEMENTAL INFORMATION

Diversification: Property Type (unaudited, square feet and dollars in thousands)

Property Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Single-tenant retail	2,024	29,814	30.3%	$420,052	34.1%
Anchored shopping centers	20	1,725	1.8%	23,856	1.9%
Restaurant	1,901	9,512	9.7%	298,685	24.3%
Industrial & Distribution	169	40,878	41.6%	201,127	16.5%
Office	165	16,299	16.6%	285,202	23.2%
Other(1)	12	—	—%	570	—%
Total	4,291	98,229	100.0%	$1,229,492	100.0%
___________________________________
(1) Includes billboard, construction in progress, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 40

Q2 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Single-Tenant Retail (unaudited, percentages based on Annualized Rental Income of the single-tenant retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of single-tenant retail properties	2,024
Rentable square feet	29,814
Economic occupancy rate	99.8%
Weighted-average remaining lease term	10.5
Investment grade tenants	49.4%
Flat leases	36.6%
NNN leases	70.7%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 41

Q2 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Anchored Shopping Centers (unaudited, percentages based on Annualized Rental Income of the anchored shopping center properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of anchored shopping centers	20
Rentable square feet	1,725
Economic occupancy rate	97.5%
Weighted-average remaining lease term	5.3
Investment grade tenants	32.8%
Flat leases	48.0%
NNN leases	6.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 42

Q2 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of restaurant properties	1,901
Rentable square feet	9,512
Economic occupancy rate	93.7%
Weighted-average remaining lease term	14.6
Investment grade tenants	3.2%
Flat leases	6.7%
NNN leases	99.4%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 43

Q2 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial and Distribution (unaudited, percentages based on Annualized Rental Income of the industrial & distribution properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of industrial and distribution properties	169
Rentable square feet	40,878
Economic occupancy rate	98.3%
Weighted-average remaining lease term	8.2
Investment grade tenants	56.2%
Flat leases	24.6%
NNN leases	51.1%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 44

Q2 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of office properties	165
Rentable square feet	16,299
Economic occupancy rate	94.5%
Weighted-average remaining lease term	6.6
Investment grade tenants	65.3%
Flat leases	9.2%
NNN leases	22.5%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 45

Q2 2016 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

The following table shows certain information regarding the Company's interests in unconsolidated joint ventures as of June 30, 2016:

Joint Venture	Partner	Ownership % (1)	Pro rata Share of Purchase Price	Rentable Square Feet (2)	Annualized Rental Income (2)	Debt (2) (3)	Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000	232	$3,007	$20,400	Home Depot, Best Buy
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	280	3,233	25,841	Publix, Belk
Total			$50,429	512	6,240	46,241

Company's aggregate interest					$4,413	$33,457
___________________________________

(1)
The Company's ownership interest reflects its legal ownership interest. Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests.

(2)	Represents information for the total unconsolidated joint venture.

(3)
Debt represents secured fixed and variable rates ranging from 2.85% to 5.20% and maturities ranging from October 2016 to July 2021, with a weighted-average interest rate of 3.89% as of June 30, 2016 and a weighted-average years to maturity of 2.4 years as of June 30, 2016.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 46

Cole Capital

COLE
CAPITAL®

FedEx
FREEPORT-McMoRAN
BJ's
WHOLESALE CLUB
ENTRANCE
RED HEAD
Bass Pro Shops
Outpost
KOHL'S
Walgreens
PHARMACY

Owned By Cole Office & Industrial REIT (CCIT II), Inc.

Owned by Cole Credit Property Trust IV, Inc.

Owned by Cole Credit Property Trust IV, Inc.

Owned By Cole Office & Industrial REIT (CCIT II), Inc.

Owned by Cole Credit Property Trust V, Inc.

Owned by Cole Credit Property Trust V, Inc.

VEREIT®

Quarterly Supplemental Information
Second Quarter 2016

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 47

Q2 2016 SUPPLEMENTAL INFORMATION

Statements of Operations - Cole Capital (unaudited, in thousands)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenues:
Offering-related fees and reimbursements	$10,914	$12,391	$9,927	$5,850	$5,516
Transaction service fees and reimbursements	4,476	2,384	5,413	7,400	7,036
Management fees and reimbursements	17,096	16,458	17,973	14,296	13,977
Total Cole Capital revenues	32,486	31,233	33,313	27,546	26,529
Operating Expenses:
Cole Capital reallowed fees and commissions	6,975	8,068	6,558	3,896	3,710
Acquisition related	14	25	61	74	—
General and administrative	19,393	17,172	32,514	16,994	17,131
Depreciation and amortization	7,109	8,317	5,006	8,384	8,391
Impairment of intangible assets	—	—	213,339	—	—
Total operating expenses	33,491	33,582	257,478	29,348	29,232
Operating (loss) income	(1,005)	(2,349)	(224,165)	(1,802)	(2,703)
Total other income, net	—	494	410	465	392
(Loss) income before taxes	(1,005)	(1,855)	(223,755)	(1,337)	(2,311)
Benefit from income taxes	2,071	1,309	37,485	738	1,869
Net income (loss)	$1,066	$(546)	$(186,270)	$(599)	$(442)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 48

Q2 2016 SUPPLEMENTAL INFORMATION

FFO and AFFO - Cole Capital (unaudited, in thousands, except share and per share data)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net income (loss)	$1,066	$(546)	$(186,270)	$(599)	$(442)
FFO attributable to common stockholders and limited partners	1,066	(546)	(186,270)	(599)	(442)

Acquisition related expenses	14	25	61	74	—
Impairment of intangible assets	—	—	213,339	—	—
Amortization of management contracts	6,240	7,451	3,373	7,510	7,510
Deferred tax benefit (1)	(6,417)	(1,457)	(38,695)	(5,701)	(3,874)
Equity-based compensation expense	854	931	2,471	2,943	2,998
Other amortization and non-cash charges	751	743	1,539	782	776
AFFO attributable to common stockholders and limited partners	$2,508	$7,147	$(4,182)	$5,009	$6,968

Weighted-average shares outstanding - basic	904,107,378	903,825,726	903,638,159	903,461,323	903,339,143
Effect of Limited Partner OP Units and dilutive securities (2)	27,144,667	26,354,148	25,729,149	25,995,886	26,348,273
Weighted-average shares outstanding - diluted (3)	931,252,045	930,179,874	929,367,308	929,457,209	929,687,416

FFO attributable to common stockholders and limited partners per diluted share (4)	$0.001	$(0.001)	$(0.200)	$(0.001)	$0.000
AFFO attributable to common stockholders and limited partners per diluted share (4)	$0.003	$0.008	$(0.004)	$0.005	$0.007
___________________________________

(1)	This adjustment represents the non-current portion of the tax benefit recognized in net loss in order to show only the current portion of the benefit or provision as an impact to AFFO.

(2)	Dilutive securities include unvested restricted shares of common stock and certain unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(4)	Refer to the Statements of Operations - Cole Capital Segment section for basic and diluted net loss per share attributable to common stockholders.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 49

Q2 2016 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - Cole Capital (unaudited, in thousands)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net income (loss)	$1,066	$(546)	$(186,270)	$(599)	$(442)
Adjustments:
Depreciation and amortization	7,109	8,317	5,006	8,384	8,391
Benefit from income taxes	(2,071)	(1,309)	(37,485)	(738)	(1,869)
EBITDA	$6,104	$6,462	$(218,749)	$7,047	$6,080
Impairment of intangible assets	—	—	213,339	—	—
Acquisition related expenses	14	25	61	74	—
Program development costs write-off	2,377	—	11,295	—	—
Other amortization and non-cash charges	(118)	(123)	(94)	(92)	(105)
Normalized EBITDA	$8,377	$6,364	$5,852	$7,029	$5,975

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 50

Q2 2016 SUPPLEMENTAL INFORMATION

Net G&A (unaudited, dollars in thousands)

In its capacity as advisor to the Cole REITs, Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the reimbursements as revenue in the same period. The following table presents the Cole Capital segment revenue and general and administrative expenses, each net of reimbursements from the Cole REITs.

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Cole Capital revenue, net of reallowed fees and commissions	$25,511	$23,165	$26,755	$23,650	$22,819
Less: Expense reimbursements from Cole REITs recorded as revenue	7,342	7,515	8,094	4,549	4,828
Net Cole Capital Revenue	18,169	15,650	18,661	19,101	17,991
Other income	—	494	410	465	392
Net Cole Capital Revenue and other income	$18,169	$16,144	$19,071	$19,566	$18,383

Total consolidated general and administrative expenses	$33,094	$29,400	$49,160	$32,842	$33,958
Less: REI segment general and administrative expenses	13,701	12,228	16,646	15,848	16,827
Cole Capital general and administrative expenses	19,393	17,172	32,514	16,994	17,131
Less:
Expenses reimbursed from Cole REITs	7,342	7,515	8,094	4,549	4,828
Net Cole Capital G&A expense	12,051	9,657	24,420	12,445	12,303
Expenses incurred recorded as program development costs	973	3,433	(5,840)	3,002	3,728
Normalized Net Cole Capital G&A expense	$13,024	$13,090	$18,580	$15,447	$16,031

Normalized EBITDA Margin	46.1%	39.4%	30.7%	35.9%	32.5%
Normalized Net Cole Capital G&A expense as percent of Net Cole Capital Revenue and other income	71.7%	81.1%	97.4%	78.9%	87.2%
See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 51

Q2 2016 SUPPLEMENTAL INFORMATION

Program Development Costs (unaudited, in thousands)

Cole Capital pays for organization, registration and offering expenses associated with the sale of common stock of the Cole REITs. The reimbursement of these expenses by the Cole REITs is limited to a certain percentage of the proceeds raised from their offerings, in accordance with their respective advisory agreements and charters. Such expenses paid by the Company on behalf of the Cole REITs in excess of these limits that are expected to be collected as the Cole REITs raise additional funds are recorded as program development costs, which are included in rent and tenant receivables and other assets, net on the balance sheet. The Company assesses the collectability of the program development costs, considering the offering period and historical and forecasted sales of shares under the Cole REITs' respective offerings, and reserves for any balances considered not collectible.
The following table presents a rollforward of the program development costs balance:

	Program Development Costs(1) for the Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Beginning Balance	$13,578	$12,855	$20,878	$19,006	$16,322
Expenses incurred	6,993	6,474	8,802	5,054	6,033
Offering-related reimbursement revenue	(2,436)	(2,710)	(2,183)	(1,130)	(1,044)
Reserve for uncollectible amounts and write-offs(2)	(6,020)	(3,041)	(14,642)	(2,052)	(2,305)
Ending Balance	$12,115	$13,578	$12,855	$20,878	$19,006
___________________________________

(1)
Excludes INAV (as defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section), as expenses are recorded as incurred and revenue is recorded when reimbursement is received.

(2)
The Company assesses the collectability of the program development costs and records monthly reserves for the portion that is not expected to be collected. Certain triggering events, such as impairment evaluations of the Cole Capital segment and the closing of a Cole REIT's offering, may result in a write-off of additional program development costs. Reserves for uncollectible amounts and write-offs are recorded as a general and administrative expense in the respective period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q2 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (unaudited, dollars in thousands)

Program Summary
The following table shows the Cole REITs and other real estate programs' cumulative activity summary information from each respective program's offering commencement date through or as of June 30, 2016:

Program	Capital Raised (1)	DRIP (2)	Number of Investments (3)	Assets Under Management	Debt Outstanding
Open Programs:
Cole Credit Property Trust V, Inc. ("CCPT V")	$269,548	$12,263	116	$499,093	$276,850
Cole Real Estate Income Strategy (Daily NAV), Inc. ("INAV")	260,277	8,810	90	307,919	120,769
Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II")	573,840	21,594	32	1,036,223	538,565
Total Open Programs	1,103,665	42,667	238	1,843,235	936,184

Closed Programs:
Cole Credit Property Trust IV, Inc. ("CCPT IV")	2,915,961	299,188	878	4,757,496	2,172,584
Other Programs(4)	—	—	37	404,964	179,932
Total Closed Programs	2,915,961	299,188	915	5,162,460	2,352,516

Total	$4,019,626	$341,855	1,153	$7,005,695	$3,288,700
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares issued.

(2)	Represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Includes properties owned through consolidated and unconsolidated joint ventures.

(4)	Includes tenant-in-common programs ("TIC"), Delaware statutory trust programs ("DST") and Cole Growth Opportunity Fund I, L.P. ("GOP").

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q2 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.)

Offering Summary
The following table shows offering summary information for the Cole REITs and other real estate programs as of June 30, 2016:

Program	Primary Investment Strategy	Offering Commencement Date	NAV per Share		Offering Price	Annualized Distribution
CCPT V
A Shares	Retail	3/17/2014	$24.00	(1)	$26.37	(2)
T Shares (3)	Retail	4/29/2016	$24.00	(1)	$25.26	(2)

INAV
W Shares	Diversified	12/6/2011	$18.31	(4)	$18.31	5.34%
A Shares	Diversified	10/10/13	$18.21	(4)	$18.92	5.34%
I Shares	Diversified	11/19/13	$18.42	(4)	$18.42	5.34%

CCIT II
A Shares	Office and Industrial	9/17/2013	$10.00	(1)	$10.99	(5)
T Shares (3)	Office and Industrial	4/29/2016	$10.00	(1)	$10.53	(5)

Closed Programs (6)	Various	Prior to 2012	Various		Various	Various
___________________________________

(1)	Represents the estimated net asset value per share calculated by the Company as of February 29, 2016.

(2)	As of June 30, 2016, CCPT V pays a dividend of $1.575 per share, on an annual basis.

(3)
During the three months ended June 30, 2016, CCPT V and CCIT II designated existing shares of their respective common stock that were sold prior to such date to be Class A shares ("A Shares") and registered a new class of common stock, Class T shares, that were first issued on April 29, 2016.

(4)
The Net Asset Value for each share class ("NAV per share") is calculated daily as of the close of business using a process that reflects (i) estimated values of each of INAV's commercial real estate assets, related liabilities and notes receivable secured by real estate provided periodically by INAV's independent valuation expert in individual appraisal reports, (ii) daily updates in the price of liquid assets for which third party market quotes are available, (iii) accruals of INAV's daily distributions and (iv) estimates of daily accruals, on a net basis, of operating revenues and expenses and debt service costs and fees.

(5)	As of June 30, 2016, CCIT II pays a dividend of $0.63 per share, on an annual basis.

(6)	Includes CCPT IV, TIC programs, DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 54

Q2 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited)

Fee Summary

The following table shows the summary of the fee information relating to the offering of the Cole REITs as of June 30, 2016.

Program	Selling Commissions (1)	Dealer Manager Fees (2)		Distribution and Stockholder Servicing Fees (2)
CCPT V
A Shares	7%	2%		—
T Shares	3%	2%		0.8%	(3)

INAV
W Shares	—	0.55%	(3)	—
A Shares	up to 3.75%	0.55%	(3)	0.50%	(3)
I Shares	—	0.25%	(3)	—

CCIT II
A Shares	7%	2%		—
T Shares	3%	2%		0.8%	(3)
___________________________________

(1)	The Company reallows 100% of selling commissions earned to participating broker-dealers.

(2)	The Company may reallow all or a portion of its dealer manager or distribution and stockholder servicing fee to participating broker-dealers as a marketing and due diligence expense reimbursement.

(3)	Fees are calculated on a daily basis and payable monthly in arrears.

The following table shows the summary of the fee information relating to transactions and portfolio management for the Cole REITs and other real estate programs as of June 30, 2016.

	Transaction Fees				Management Fees
Program	Acquisition Fees (1)	Disposition Fees	Liquidation Performance Fees		Asset Management / Advisory Fees		Performance Fees
Open Programs
CCPT V	2%	1%	15%	(2)	0.65% - 0.75%	(3)	—
INAV	—	—	N/A		0.90%		25%	(4)
CCIT II	2%	1%	15%	(2)	0.65% - 0.75%	(3)	—

Closed Programs
CCPT IV	2%	1%	15%	(2)	0.65% - 0.75%	(3)	—
Other Programs	Various	Various			Various		Various
___________________________________

(1)	Percent taken on gross purchase price.

(2)
Paid only under the following circumstances: (i) if shares are listed on a national securities exchange; (ii) if the respective program is sold or the assets are liquidated; or (iii) upon termination of the advisory agreement. In connection with such events, the performance fee will only be earned upon the return to investors of their net capital invested and an 8% annual cumulative, non-compounded return (6% in the case of CCPT V).

(3)	Annualized fee based on the average monthly invested assets.

(4)	Paid on the amount by which the total return on stockholders' capital exceeds 6% per annum on a calendar year basis.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q2 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Program Activity Summary
The following table shows the Cole REITs and other real estate programs' activity summary information for the three months ended June 30, 2016 :

Program	Capital Raised (1)	DRIP(2)	Number of Investments Acquired	Purchase Price of Acquisitions (3)	Number of Investments Sold	Sales Price of Dispositions
Open Programs:
CCPT V	$20,007	$2,153	—	$—	—	$—
INAV	35,868	1,354	11	23,948	—	—
CCIT II	82,780	4,492	2	144,069	—	—
Total Open Programs	138,655	7,999	13	168,017	—	—

Closed Programs:
CCPT IV	—	27,492	1	43,161	2	10,187
Other Programs(4)	—	—	—	—	5	21,463
Total Closed Programs	—	27,492	1	43,161	7	31,650

Total	$138,655	$35,491	14	$211,178	7	$31,650
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares issued.

(2)	Represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Includes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions.

(4)	Includes TIC and DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q2 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Revenue Summary
The following table shows revenue earned from the Cole REITs and other real estate programs for the three months ended June 30, 2016 by activity type (dollars in thousands):

Program	Offering-Related Fees and Reimbursements	Transaction Service Revenue and Reimbursements	Management Service Revenue and Reimbursements	Total Revenue and Reimbursements
Open Programs:
CCPT V	$2,016	$—	$1,704	$3,720
INAV	1,040	373	1,098	2,511
CCIT II	7,858	3,010	2,638	13,506
Gross revenue - Open Programs	10,914	3,383	5,440	19,737
Less:
Reallowed revenues	6,975	—	—	6,975
Reimbursements	2,436	508	2,118	5,062
Net Cole Capital Revenue - Open Programs	1,503	2,875	3,322	7,700

Closed Programs:
CCPT IV	—	1,031	11,370	12,401
Other Programs	—	62	286	348
Gross revenue - Closed Programs	—	1,093	11,656	12,749
Less:
Reimbursements	—	148	2,132	2,280
Net Cole Capital Revenue - Closed Programs	—	945	9,524	10,469

Total Net Cole Capital Revenue	$1,503	$3,820	$12,846	$18,169

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q2 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

The following tables present the primary revenue drivers and Net Cole Capital Revenue earned by activity type for the Cole REITs and other real estate programs:
Offering-related fees and reimbursements

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Capital raised (excluding DRIP)	$138,655	$144,620	$116,634	$66,603	$58,236

Securities commissions	6,063	7,041	5,756	3,328	3,243
Dealer manager and distribution fees	2,415	2,640	1,988	1,258	1,168
Reimbursement revenue	2,436	2,710	2,183	1,264	1,105
Gross offering-related revenue	10,914	12,391	9,927	5,850	5,516
Less:
Reallowed securities commissions	6,063	7,041	5,756	3,328	3,243
Reallowed dealer manager and distribution fees	912	1,027	802	568	467
Reimbursement revenue	2,436	2,710	2,183	1,264	1,105
Net offering-related revenue	$1,503	$1,613	$1,186	$690	$701
Transaction service revenue

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Purchase price of acquisitions(1)	$211,178	$102,075	$236,398	$315,301	$214,694

Acquisition fees	3,758	1,702	3,829	6,233	4,192
Performance fees	—	—	—	—	—
Disposition fees	62	—	1,013	764	2,224
Reimbursement revenue	656	682	571	403	620
Gross transaction service revenue	4,476	2,384	5,413	7,400	7,036
Less: Reimbursement revenue	656	682	571	403	620
Net transaction service revenue	$3,820	$1,702	$4,842	$6,997	$6,416
_______________________________________________
(1) Purchase price of acquisitions includes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions.

Management service revenue

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets under management	$7,005,695	$6,827,885	$6,740,911	$6,561,950	$6,286,402

Asset and property management and leasing fees	286	285	359	416	371
Advisory and performance fee revenue	12,560	12,050	12,274	10,998	10,503
Reimbursement revenue	4,250	4,123	5,340	2,882	3,103
Gross management service revenue	17,096	16,458	17,973	14,296	13,977
Less: Reimbursement revenue	4,250	4,123	5,340	2,882	3,103
Net management service revenue	$12,846	$12,335	$12,633	$11,414	$10,874

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q2 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

The following table shows the capital raised on behalf of programs managed by Cole Capital since 2009:
_______________________________________________
(1) Represents capital raised on behalf of Cole REITs for six months ended June 30, 2016.

Source: Robert A. Stanger & Co., Inc.; Represents aggregate capital raised, excluding DRIP, on behalf of programs managed by Cole Capital.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q2 2016 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases on operating properties reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, which includes the effect of any tenant concessions, such as free rent, and excludes any contingent rent, such as percentage rent.

Assets Under Management represents the Cole REITs and other real estate programs' total gross real estate assets, including net investments in unconsolidated entities, net of gross intangible lease liabilities.

Cash Cap Rate equals the estimated future 12-month Cash NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease. The Company believes that Contract Rental Revenue is a useful supplemental measure to investors and analysts for assessing the performance of the Company's REI segment, although it does not represent revenue that is computed in accordance with GAAP. Therefore, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of the REI segment Contract Rental Revenue for the three months ended June 30, 2016 and 2015 (dollar amounts in thousands):

	Three Months Ended June 30,
	2016	2015
Rental income - as reported	$311,352	$341,183
Direct financing lease income - as reported	535	697
Adjustments:
Straight line rent	(16,252)	(23,997)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,248	1,064
Net direct financing lease adjustments	590	491
Contract Rental Revenue	$297,473	$319,438

CPI is a lease in which base rent is adjusted based on changes in a consumer price index.

Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g. roof, structure, parking lot).

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Q2 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Normalized EBITDA
Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, write-off of program development costs, and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of the Company's business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Normalized EBITDA should not be considered as an alternative to net income or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.
Economic Occupancy equals the sum of square feet leased (including month-to-month agreements) divided by total square feet.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.
Fixed Charge Coverage Ratio is the sum of (i)interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts, (ii) secured debt principal amortization and (iii) dividends attributable to preferred shares divided by Normalized EBITDA.
Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.
NAREIT defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. We calculated FFO in accordance with NAREIT's definition described above.
In addition to FFO, we use adjusted funds from operations (“AFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition related costs, litigation and other non-routine costs, gains or losses on sale of investment securities or loans held for investment, insurance recoveries and legal settlements. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, reserves for loan loss, gain or loss on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other traded REITs, as AFFO, or an equivalent measure, is routinely reported by traded REITs, and we believe often used by analysts and investors for comparison purposes.

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Q2 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities.
Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange.
Industry is derived from the North American Industry Classification System, NAICS, which is a system used by Federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Coverage Ratio reflects interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts divided by Normalized EBITDA.
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
Net Cole Capital G&A Expense
Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the subsequent reimbursements as revenue. We believe Net Cole Capital G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP.
Net Cole Capital Revenue
Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, Cole Capital records the reimbursement of these costs as fee and commission revenue and as reimbursement revenue and records the expense in reallowed fees and commissions and general and administrative expenses. We believe Net Revenue is a helpful supplemental measure in determining the effective revenue earned by the Company, eliminating any gross up presentation required by GAAP.
Net Debt is a non-GAAP measure used to show the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, less all cash and cash equivalents. We believe that the presentation of net debt provides useful information to investors because our management reviews net debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four.

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Q2 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes depreciation and amortization, general and administrative expenses, acquisition related expenses and litigation and other non-routine costs. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
The following table shows the calculation of the REI segment NOI and Cash NOI for the periods presented (dollar amounts in thousands):

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Operating income (loss)	84,628	$(60,804)	$101,302	$99,730	$4,877
Acquisition related	27	217	673	1,690	1,563
Litigation and other non-routine costs, net of insurance recoveries	2,917	(5,175)	(7,691)	8,032	16,864
General and administrative	13,701	12,228	16,646	15,848	16,827
Depreciation and amortization	190,236	195,991	197,409	200,158	209,122
Impairment of real estate	8,825	160,517	6,414	—	85,341
NOI	300,334	302,974	314,753	325,458	334,594
Straight-line rent, net of bad debt expense related to straight-line rent	(15,663)	(13,045)	(17,589)	(21,705)	(23,997)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,248	1,296	1,299	1,152	1,064
Net direct financing lease adjustments	590	559	544	507	491
Cash NOI	$286,509	$291,784	$299,007	$305,412	$312,152
Normalized Cash NOI equals our Cash NOI for our most recently reported quarter and eliminates the Cash NOI for properties acquired or developments completed during the most recently reported quarter and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. Additionally, Normalized Cash NOI eliminates the Cash NOI contributed by properties disposed of during the most recently reported period. It is management's view that Normalized Cash NOI provides investors relevant and useful information because it reflects only the Cash NOI of properties owned as of the most recent reporting period. Normalized Cash NOI should not be considered as an alternative to operating income.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Normalized EBITDA Margin is a measurement of a company's operating profitability. It is equal to Normalized EBITDA divided by Net Cole Capital Revenue and other income.
Normalized Net Cole Capital G&A Expense equals Net Cole Capital G&A Expense adjusted for the net change in program development costs. We believe Normalized Net G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP and adjusting to include costs incurred and recorded as program development costs on the balance sheet.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Total Debt is the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums, discounts and deferred financing costs.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).

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